                                                                  Exhibit 10.8


                      EXCLUSIVE PATENT LICENSE AGREEMENT

     This Patent Agreement ("Agreement") is entered into by and between Gary Culliss ("CULLISS"), Direct Hit Technologies, Inc. ("DIRECT HIT"), a corporation of the State of Delaware having a principal place of business at 386 Washington St., Playhouse Sq., Wellesley, MA 02181 and Draper Fisher Associates Fund IV, LP ("DRAPER"), effective May 22, 1998.

     1.  BACKGROUND

          1.1 CULLISS is the owner of all rights, title and interest in and to the CULLISS Patents, as hereinafter defined, and to inventions which are described or claimed in any of the CULLISS Patents.

          1.2 DIRECT HIT desires to acquire exclusive rights under said CULLISS Patents.

          1.3 DRAPER is providing funding to DIRECT HIT in consideration for an equity interest in DIRECT HIT.

     2.   DEFINITIONS

          2.1 "CULLISS Patents" means the U.S. Patent Applications listed on Exhibit A of this Agreement, any United States Letters Patent issuing thereon, and any divisions, continuations-in-parts, continuations or reissues thereof, for a method for organizing information, and any foreign patents corresponding thereto.

          2.2 "Licensed Product" means any product or part thereof which is disclosed or covered by said CULLISS Patents.

     3.   LICENSE GRANT

          3.1 CULLISS hereby grants and DIRECT HIT hereby accepts an exclusive, irrevocable, transferable worldwide, perpetual, fully paid-up license to make, have made, use, sell, offer for sale and import Licensed Products and to practice any methods disclosed or claimed in the CULLISS Patents. The license and rights granted herein may be sublicensed.

     4.   PAYMENTS

          4.1 As consideration for the license and rights granted herein, DIRECT HIT has transferred a predetermined number of shares of DIRECT HIT common stock to CULLISS pursuant to the terms of the Stock Purchase Agreement between DIRECT HIT AND CULLISS to be executed concurrently with this License Agreement.

     5.   REPRESENTATIONS AND WARRANTY

          5.1 CULLISS hereby represents and warrants that the CULLISS Patents are not and have not been assigned or licensed to any third party and that CULLISS has the rights necessary to grant the exclusive license that he has granted to herein to DIRECT HIT.

           5.2 Except as set forth in this Agreement, CULLISS MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF LICENSED PRODUCTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER RIGHT OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

     6.   TERM AND TERMINATION.

          6.1 Unless terminated earlier pursuant to Sections 6.2 or 6.3, the Term of this Agreement shall be the last to expire of the CULLISS Patents.

          6.2 TERMINATION FOR INSOLVENCY. Subject to cure or remedy of an event of breach listed below by DIRECT HIT, as described in Section 6.4 ("Right to Cure"), CULLISS shall have the right to terminate this Agreement and its further obligations hereunder if (i) DIRECT HIT files a petition in bankruptcy or insolvency, or (ii) upon or after the filing of any voluntary or involuntary petition or answer seeking reorganization, readjustment or arrangement of DIRECT HIT's business under any law relating to bankruptcy or insolvency, or (iii) upon or after the appointment of a receiver for all or substantially all of its property, or (iv) upon or after the making by DIRECT HIT of any assignment or attempted assignment for the benefit of creditors, or (v) upon or after the institution of any proceedings for the liquidation or winding up of DIRECT HIT's business or for the termination of its corporate charter.

          6.3 TERMINATION. Subject to cure listed below by DIRECT HIT, as described in Section 6.4 ("Right to Cure"), CULLISS shall have the right to terminate this Agreement and its further obligations hereunder if DIRECT HIT ceases to do business for a period of sixty (60) days.

          6.4 RIGHT TO CURE. Upon the occurrence of any event entitling CULLISS to terminate this Agreement pursuant to Sections 6.2 and 6.3, CULLISS may send notice of termination, specifying the nature of the breach, to DIRECT HIT. DIRECT HIT shall be allowed sixty (60) days following the date of such notice to cure the breach. Failure to cure the problem shall result in termination without further notice by the CULLISS, unless such CULLISS extends the cure period by written notice or withdraws the termination notice.

          6.5 Surviving any termination of this Agreement is the following provision:
               (a) Any cause of action or claim of DIRECT HIT or CULLISS accrued or to accrue because of any breach or default by the other party.

          6.6 RIGHTS UPON TERMINATION. In the event of a termination as set forth in Sections 6.2 and 6.3 above:

               (a) DIRECT HIT agrees to transfer the license as set forth in Section 3 to DRAPER;

               (b) DRAPER agrees to transfer the license to CULLISS; and

               (c) CULLISS agrees to grant an undivided one-third interest in the CULLISS Patents to DRAPER so that CULLISS and DRAPER shall become joint owners of the CULLISS Patents.

     7.    U.S. PATENT OFFICE FILING

           The parties agree that the attached Confirmatory License may be recorded with the United States Patent and Trademark Office to provide notice of the exclusive license to DIRECT HIT.

     8.    NOTICES.

     All notices under this Agreement shall be deemed to have been fully given when done in writing and deposited in the United States mail, registered or certified, and addressed as follows:

           To CULLISS:     Gary Culliss
                           3432-A Holmes
                           Cambridge, MA 02138

           To DIRECT HIT:  Direct Hit Technologies, Inc.
                           386 Washington St., Playhouse Sq.
                           Wellesley, MA 02181
                           Attn:
                                ----------------------------

           Either party may change its address for notification purposes upon written notice to the other party.

     9. SEVERABILITY. If any term of this Agreement is held invalid or unenforceable for any reason, the remainder of the term shall be amended to achieve as closely as possible the economic effect of the original term and all other terms shall continue in full force and effect.

     10.  APPLICABLE LAW.

     This Agreement shall be governed by the laws of the State of California applicable to agreements negotiated, executed and performed within California.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their authorized officers or representatives.

                                    GARY CULLISS

                                           /s/ Gary Culliss
                                    ---------------------------------
                                    Signature

                                               5/22/98
                                    ---------------------------------
                                    Date


                                    DIRECT HIT TECHNOLOGIES, INC.
                                       /s/ Michael Cassidy
                                    ---------------------------------
                                    Name
                                       CEO
                                    ---------------------------------
                                    Title
                                       5/22/98
                                    ---------------------------------
                                                Date


                                    DRAPER FISHER ASSOCIATES
                                    FUND IV, LP
                                       /s/ Warren Packard
                                    ---------------------------------
                                    Name
                                       Director
                                    ---------------------------------
                                    Title
                                       5/22/98
                                    ---------------------------------
                                                Date

                         EXHIBIT A - CULLISS PATENTS


--------------------------------------------------------------------------------
U.S. Patent Application No.  Filing Date       Title
--------------------------------------------------------------------------------
08/840,922                   April 25, 1997    Method for Organizing Information
--------------------------------------------------------------------------------
08/904,795                   August 1, 1997    Method for Organizing Information
--------------------------------------------------------------------------------
08/960,140                   October 29, 1997  Method for Organizing Information
--------------------------------------------------------------------------------
09/041,411                   March 12, 1998    Method for Organizing Information
--------------------------------------------------------------------------------


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